THIRD QUARTER REPORT

                           GABELLI
                           GLOBAL        [LOGO]
                           MULTIMEDIA
                           TRUST INC.


                               SEPTEMBER 30, 1996

                           GABELLI
                           GLOBAL        [LOGO]
                           MULTIMEDIA
                           TRUST INC.


Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and inter-dependent economic world.




INVESTMENT OBJECTIVE:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.




                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

                             DIRECTORS AND OFFICERS

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434


DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Bill Callaghan
  PRESIDENT, BILL CALLAGHAN ASSOCIATES

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT
  DOLLAR DRY DOCK SAVINGS BANK

James P. Conn
  MANAGING DIRECTOR/CHIEF INVESTMENT OFFICER
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN & CHIEF EXECUTIVE OFFICER
  THE LEHIGH GROUP, INC.


OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Douglas Neviera
  ASSISTANT VICE PRESIDENT

James E. McKee
  SECRETARY


INVESTMENT ADVISOR

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434


CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company


COUNSEL

Willkie Farr & Gallagher


STOCK EXCHANGE LISTING

NYSE-Symbol:  GGT
Shares Outstanding 11,356,548

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Saturday's The New York Times and "Specialized Equity Funds" in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: http://www.gabelli.com or e-mail us at: info@gabelli.com
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS,

     In the third quarter of 1996, stronger than expected ------------------ economic growth reawakened long dormant inflationary fears and a slumping  bond market  sounded a  cautionary  note for
stocks.   Still,  buoyed  by  favorable  flow  of  funds  --       [PHOTO]
investment in equity mutual funds remained near record levels -- the Dow Jones Industrial Average and Standard &
Poor's 500 forged ahead. Small cap indices started to feel the heat, however, with the Russell 2000 retreating 4.1% in ------------------ June.

     For the twelve  months ended  September  30, 1996,  the
Gabelli Global Multimedia Trust Inc.'s ("Multimedia  Trust")
net  asset  value  per  share  increased  11.0%  to $8.49 on
September  30,  1996.  This  compares to the  average  12.1%
increase of the 30 open-end  Global Funds  tracked by Lipper
Analytical  Services.  Year-to-date,  the  net  asset  value       [LOGO]
increased 8.7% versus the 10.8% return of the average Global
Fund  according  to  Lipper.  For the  third  quarter  ended
September  30,  1996,  the Fund  decreased  1.2%.  Since its inception on November 15, 1994, the  Multimedia  Trust's net
asset  value  has   achieved  a  25.0%  total  return  after
adjusting  for the rights  offering  and all  distributions.
This equates to a 12.6% average annual return.

        The Multimedia Trust's common shares ended the third quarter at $6.875 per share on the New York Stock Exchange, down 1.8% for the quarter from its close of $7.00 on June 30, 1996. The common shares were down 5.0% since inception after adjusting for all distributions and the rights offering.


COMMENTARY

THE ECONOMY AND THE STOCK MARKET

       Robust second quarter GDP growth of 4.8%, higher energy and agricultural commodities prices, and strong employment numbers rekindled inflationary fears sparking a 7% market correction in July. In September, more encouraging economic data, most notably modest increases in the Producer and Consumer Price Indices, eased inflationary concerns. Fueled by strong cash flow into equity mutual funds, the DJIA and S&P 500 moved back into record territory.

       For the present, inflation appears to be in check. However, we don't think it's been checkmated quite yet. The world-wide demand for agricultural and selected industrial commodities is growing. Oil remains a wild card. Eventually, higher prices will be passed along to the consumer. With outsourcing, downsizing, globalization of labor, technology oriented productivity gains decelerating, and unemployment at historically low levels, we still anticipate upward pressure on wages. On the surface, the United Auto Workers recent labor contract with Ford (F - $31.25 - NYSE) looks good. With just a 3% annual wage hike over three years, Ford appears to have avoided inflationary wage increases. However, by agreeing to limit outsourcing and, in effect, guaranteeing UAW workers lifetime tenure, future productivity may be diminished. We have seen the long-term implications of such labor rigidity in Europe. We fear Ford may have just won a psychological victory. More importantly, if President Clinton wins in a landslide, market observers will ask: What payback will he give to his supporters? What will this mean for labor costs, productivity gains, inflation, corporate earnings and the market?

     Based largely on better than expected news on the inflation front, our short-term posture toward the broad market has changed slightly from cautious to cautiously optimistic. Corporate earnings should finish the year up around 10%. Valuations are above the historic norm, but not yet at troublesome levels. If inflation remains subdued (we're still not convinced it isn't peeking around the corner), long interest rates stabilize at current levels, and mutual fund cash inflows remain strong, 1996 equities returns may well exceed our expectations after the Presidential Election.

       Whatever the market has in store for us over the next several quarters, there are attractive long-term opportunities in a variety of industries. World class industrial companies will get a boost from recovering economies in Europe and the Pacific Rim. Aerospace component suppliers will continue to benefit from the strong world-wide demand for new aircraft. Selected telecommunications stocks will prosper as the sweeping deregulation of the industry is implemented in the U.S. and emerging nations invest heavily in building modern systems. Entertainment software stocks should also do well as distribution networks here and abroad continue to expand. AND DEALS WILL BE DONE. The record levels of mergers and acquisitions experienced in 1995-1996 may well be exceeded. The benefits of strategic combinations in a broad spectrum of industries will keep investment bankers busy and value investors happy in the year ahead.


THE PORTFOLIO OVERVIEW

GLOBAL ALLOCATION

        The chart at the right represents the Multimedia Trust's holdings by geographic region as of September 30, 1996. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Multimedia Trust's portfolio in the future.


EQUITY MIX

       The Multimedia Trust's investment premise falls within the context of two main investment universes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.


HOLDINGS BY GEOGRAPHIC REGION - 9/30/96

[The following tables represent two pie charts in the printed piece.]

United States     68.7%
Europe            10.0%
South America      7.7%
Canada             7.0%
Asia/Pacific Rim   6.6%



Copyright/Creativity     59.9%
Distribution             40.1%


        The chart above depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of September 30, 1996.

      WE THOUGHT WE WOULD  SHARE  WITH YOU ONE OF OUR  RECENT
RESEARCH  REPORTS
REGARDING A.H. BELO  CORPORATION  AND ITS PENDING  ACQUISITION OF THE
PROVIDENCE
JOURNAL COMPANY. BOTH ARE HOLDINGS IN THE MULTIMEDIA TRUST'S
PORTFOLIO.


A. H. BELO  (BLC - 34 5/8 - NYSE)               PROVIDENCE JOURNAL ACQUISITION
--------------------------------------------------------------------------------
   YEAR       PMV A      EBITDA A    MULTIPLE
   ----       -----      --------    --------
  1998P        $68       $432.6         8.0x     Dividend:  $0.44
                                                 Current Return:  1.27%
  1997P         61        373.4         9.3      Shares O/S:  71 million b
  1996E         51        308.0        11.3      52-Week Range:  $41 3/4 - 31
--------------------------------------------------------------------------------

a) PMV = Private Market Value per share. Numbers are pro forma for the pending acquisition of The Providence Journal Company. EBITDA in millions.

b) Shares are fully diluted and pro forma for the pending acquisition of The Providence Journal Company.


SUMMARY

On September 26th, A. H. Belo announced it will acquire The Providence Journal Company for $12.33 in cash and 0.5333 shares of Belo Series A common stock for each Providence Journal share. Properties to be acquired include nine owned and operated TV stations, four TV stations operated under local marketing agreements
(LMAs), The Providence Journal-Bulletin, and several cable network and new media investments. Concurrently, Belo has announced an increase in its stock repurchase authorization to 13.6 million shares, a sign that it believes its shares are underpriced. The stock is trading at a 33% discount to its 1996E PMV of $51 and a 43% discount to its 1997P PMV of $61 per share.

--------------------------------------------------------------------------------
                             A. H. BELO CORPORATION
                     CALCULATION OF PURCHASE PRICE MULTIPLES

(IN MILLIONS, EXCEPT PER SHARE DATA)

Shares Outstanding, PRJ                                  47.0
Options                                                   2.0
Fully Diluted Shares                                     49.0
Price Paid Per PRJ Share                             $  32.33      c
Purchase of PRJ Equity                               $1,585.4
Plus:  Debt (projected year-end 1996)                   178.0
Less:  Cash/Options Cash                                 25.5
Less:  New Media Investments                            125.0
Net Purchase Price                                   $1,612.9

Purchase Price as a Multiple of:
1996 Media Cash Flow                                   $108.7      14.8x
1997 Media Cash Flow                                    117.4      13.7

c) Uses BLC closing price of $37 1/2 on 9/26/96, prior to the announcement.
--------------------------------------------------------------------------------


THE ACQUISITION

* STRATEGIC FOLLOW-THROUGH. Belo is following through on its corporate strategy: to expand in broadcasting, a business which the company believes offers greater long-term growth prospects than newspaper publishing. Belo's EBITDA, which is more or less evenly split between broadcasting and publishing, will become more heavily weighted in broadcasting.

* SHARE REPURCHASE PROGRAM. The company has substantially increased its share repurchase authorization, from 3.6 to 13.6 million shares, which is nearly 20% of pro forma shares outstanding. We think this is an exceedingly positive aspect of Belo's announcement, demonstrating the company's belief in the value of its underlying assets. Belo can buy shares up until mailing of the proxies, expected in early December.

* PURCHASE PRICE CALCULATIONS. As presented in Table 1, we estimate Belo paid 14.8x 1996E and 13.7x 1997P media cash flow (broadcast and publishing cash flow before corporate overhead). Publishing cash flow is pro forma for a full year of anticipated cost savings from a recently implemented restructuring at The Providence Journal-Bulletin. We conservatively estimate that the new media investments have a value of around $125 million. This transaction provides further evidence of continuing strength in TV station private market multiples. Moreover, the FCC is reconsidering its one-to-a-market rule, and if the commission decides to allow TV duopoly, we would expect multiples to be lifted even higher.

* EARNINGS DILUTION. The acquisition should dilute 1997 EPS around 50% to $1.22, given increased goodwill amortization of around $30 million per year and start-up losses at the cable networks. This dilution may be partially responsible for Belo's 9% stock price decline the day after announcement of the acquisition. However, we believe Belo's shares are priced attractively and should be valued using EBITDA, not EPS.

* MODERATE LEVERAGE. Pro forma, Belo's net debt is expected to be about 30% of total market capitalization and less than four times EBITDA, with interest coverage around four times. Although leverage may initially increase as the company repurchases shares, the balance sheet is still moderately leveraged compared to other broadcasting companies.

* TIMING. Belo expects to file for FCC approval within 4 weeks, mail proxies in early December and hold shareholder meetings in mid-to-late January. Closing is estimated anywhere from four to six months out.


TELEVISION BROADCASTING

* BIGGER IS BETTER. The PRJ acquisition boosts Belo's audience reach from 8% to 12.3% of U.S. households. This gives the combined companies greater leverage in programming purchases, better negotiating power for national spot advertising rates, and bargaining power for lower national rep firm fees.

* INCREASED AFFILIATION/GEOGRAPHIC DIVERSITY. In Figure 1 we present Belo's pro forma TV station and newspaper portfolio, illustrating its decreased dependence on the Texas economy through the addition of nine new markets. Belo is adding five NBC and two FOX affiliates to its stable of ABC and CBS stations. Although Belo is expected to dispose of its only current UPN affiliate, KIRO-TV Seattle, two of PRJ's LMA stations are UPN affiliates. The newfound affiliation diversity should help cushion Belo's results from the effects of a downturn in any one network's ratings and allow some benefit from the current strength of the NBC network.




                                   [Figure 1]




d) Belo also owns KIRO-TV Seatle (UPN) which it is expected to divest since its purchasing KING-TV in the same market.

* GOOD UPSIDE IN PRJ BROADCASTING PROPERTIES. The PRJ stations are poised for significant growth. In 1995, PRJ's BCF margins were only 36%, primarily due to the lack of cash flow contribution from its Charlotte and Honolulu stations. We estimate that, if performing at an efficient level, these two stations would have produced over $13 million in 1995 BCF. The Honolulu station picked up the NBC affiliation in January 1996 and is already enjoying improved results. The Charlotte station, also NBC, is #3 in its market and thus has ratings upside. This year Honolulu and Charlotte are operating at an estimated 20% margin.

* CASH FLOW BOOST FROM SALE/SWAP OF KIRO.  Belo plans to divest KIRO-TV
Seattle
since it is acquiring #1-rated KING-TV and the KONG-TV LMA in this market. Belo reckons that it can swap KIRO for a station or stations in other markets which could produce an additional $10 million BCF. We have included this expected increase in our pro forma view of the company, but not in our calculations of purchase price multiples paid for PRJ. Possible swap partners abound: for example, Belo could swap KIRO to CBS, a unit of Westinghouse Electric Corporation, which is less than pleased with the performance of the Gaylord-owned CBS affiliate in Seattle.


NEWSPAPER PUBLISHING

* THE PROVIDENCE JOURNAL-BULLETIN. Belo owns The Dallas Morning News, the eighth largest and fastest growing newspaper in the U. S., and several smaller community newspapers. The company is acquiring The Providence Journal-Bulletin, which has a strong brand name and dominant position in Southeast New England.

*COST SAVINGS FROM RESTRUCTURING. Earlier this year, PRJ consolidated the morning and afternoon papers and streamlined operations to save a projected $6 million in 1996 and more than $10 million annually thereafter.

* FALLING NEWSPRINT PRICES. The combined company should consume around 235 thousand tons of newsprint this year at an average cost of around $615 per ton. Newsprint prices have dropped sharply, and we are assuming an average price per ton of around $540 for 1997, for a savings of around $18 million.


--------------------------------------------------------------------------------

                             A. H. BELO CORPORATION
                         PRIVATE MARKET VALUE MODEL (e)

                                                  1996PF       1997PF       1998PF          1999PF        2000PF
2001PF
                                                  ------       ------       ------          ------        ------       ------
BROADCASTING        BCF                           $205.1        $226.6        $243.2         $260.7
$279.1        $298.4
                    Valuation Multiple              13.0          13.0          12.5           12.0          11.5
11.0
                    Value, Broadcasting         $2,665.9      $2,945.2      $3,040.2       $3,128.5
$3,209.4      $3,282.0

NEWSPAPERS          EBITDA                        $164.0        $187.6        $205.8         $216.1
$226.9        $238.2
                    Valuation Multiple              12.0          12.0          12.0           12.0          12.0
12.0
                    Value, Newspapers           $1,967.6      $2,251.8      $2,469.2       $2,592.7
$2,722.3      $2,858.4

NEW MEDIA           Value, New Media               125.0         137.5         151.3          166.4
183.0         201.3

CORPORATE           Overhead                      ($20.1)       ($20.7)       ($21.3)        ($21.9)
($22.6)       ($23.3)
                    Valuation Multiple               5.0           5.0           5.0            5.0           5.0           5.0
                    Corporate Effect             ($100.3)      ($103.3)      ($106.4)       ($109.6)      ($112.9)
($116.3)

Total Private Market Value                      $4,658.2      $5,231.2      $5,554.2       $5,777.9
$6,001.8      $6,225.5
-  Net Debt (Cash/Options Cash)                  1,017.4         891.0         713.9          507.9
288.6          31.9

Private Market Value of Equity                  $3,640.8      $4,340.2      $4,840.4       $5,270.1
$5,713.2      $6,193.6
Fully Diluted Shares Outstanding                    71.0          71.0          71.0           71.0          71.0
71.0

PMV/SHARE                                          $51           $61           $68            $74           $80
$87

e) Numbers are pro forma for the pending  acquisition of the Providence  Journal
Company. Source: Gabelli & Company, Inc. estimates.

--------------------------------------------------------------------------------

NEW MEDIA INVESTMENTS

* TV FOOD NETWORK. PRJ owns 46% of TVFN, a 24-hour cable network providing food programming. Results are consolidated since it has board control. The network has 17 million subscribers, growing to 21 million by year-end 1996. Break even is estimated at 25 million subscribers, expected by the end of 1997. The company bought 21% of TVFN in May of 1995 for $24.1 million, indicating a value for their entire stake at around $53 million.

* AMERICA'S HEALTH NETWORK. PRJ owns 65% of AHN, a 24-hour health information cable network including programs such as Ask the Doctor and Health Mall. Due to a home shopping revenue component, this network is expected to break even at 15 million subscribers, which should be by the end of 1997. The company bought 35% of the network in May of 1995 for $28 million, which values their current stake at $52 million.

* OTHER INVESTMENTS. PRJ also owns the Northwest Cable News Network; 14.5% of Peapod, an on-line grocery shopping service; and 1 million shares of Starsight Telecast.


SUMMARY

The Providence Journal Company represents a good strategic fit for A. H. Belo. The combined company should benefit from broadcasting bulk and from continuing growth in its publishing segment. A. H. Belo has also announced a significant stock repurchase authorization, signaling its belief in the value of its underlying assets. The stock is trading at greater than a 40% discount to its 12-month PMV of $59.

References: Company Reports: A. H. Belo Corporation, "Buy," - 9/25/95; A. H. Belo Corporation, "Hidden Value-Newspapers & TV," - 8/15/95.

Other  companies  mentioned in this report:  Gaylord  Entertainment  (GET - 23 -
NYSE), Providence Journal (PRJ - 29 3/8 - NYSE), Starsight Telecast (SGHT - 8 11/16 - OTC), United Television Inc. (UTVI - 97 - OTC), Viacom Inc. (VIA - 36 5/8 - AMEX), and Westinghouse Electric Corporation (WX - 18 1/2 - NYSE).

NOTE: Gabelli Funds, Inc. and its affiliates own on behalf of themselves or their clients less than 5% of A.H. Belo and The Providence Journal Company.

LET'S TALK STOCKS

        The following are stock specifics on selected holdings of the Multimedia Trust's investments. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

GRUPO TELEVISA S.A. (TV - $28.875 - NYSE) is a Mexican-based entertainment company that dominates the Spanish speaking world through its fully integrated mix of content and distribution. The stock has suffered in line with the Mexican market and economy. Nevertheless, it remains an excellent vehicle for accessing the growth in disposable income among the Spanish speaking population on a global basis. Its business mix includes film, music, cable television, and broadcasting. Grupo Televisa also has valuable holdings in PamAmSat Corporation (SPOT - $27.8125 - NASDAQ) and Univision Communications Inc. (UVN - $33.50 -
NYSE).

HOME SHOPPING NETWORK, INC. (HSN - $10.375 - NYSE) is a direct marketer utilizing television, catalogs, and mail order. There are expectations that the Home Shopping Channel will become an integral part of the "Interactive Superhighway". The company should be a beneficiary of increased activity in electronic retailing. Under the direction of Barry Diller, Chairman, Home Shopping Network has agreed to merge with Silver King Communications, Inc, in a stock swap valued at $1.3 billion.

PACIFIC TELECOM, INC. is a Vancouver, WA-based telecommunications company, whose primary business is delivering local exchange services to rural and suburban markets across the western and mid-western states. Pacific Telecom also has cellular telephone interests in 29 rural and metropolitan markets representing about two million POPS. Effective September 27, 1995, Pacific Telecom's majority shareholder, PacifiCorp., acquired the remaining shares it did not previously own at a price of $30.00. We believe the intrinsic value of Pacific Telecom to be in excess of $50.00 and are seeking dissenters rights to capture this value for our shareholders. We placed PacifiCorp in our Hall of Shame for the way it froze out minority shareholders.

RENAISSANCE COMMUNICATIONS CORPORATION (RRR - $35.25 - NYSE) owns and operates a diversified group of six television stations in Dallas/Ft. Worth, Miami/Ft. Lauderdale, Sacramento, Hartford/ New Haven, Indianapolis and Harrisburg. Four are affiliates of the Fox Network and the other two are affiliates of the WB Network. The company has agreed to merge with a subsidiary of the Tribune Company by receiving $36.00 per share in cash.

SEAGRAM COMPANY LTD. (VO - $37.375 - NYSE), with its June 1995 purchase of an 80% interest in MCA from Matsushita Electric Industrial Co. for $5.7 billion, now operates two global businesses: beverages and entertainment/communications. Seagram produces and markets distilled spirits, wines, fruit juices and mixers. Major beverage brands include Chivas Regal, Absolut, Martell, Mumm, Crown Royal, Seagram's Gin and Tropicana and Dole fruit juices. MCA's film and entertainment activities feature Universal Studios. MCA also has music, recreation services and book publishing operations. Seagram has changed to a June fiscal year-end.

TELE-COMMUNICATIONS,  INC./LIBERTY MEDIA GROUP (LBTYA - $28.625 -
NASDAQ) owns a
collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corporation Ltd. (NWS - $20.875 -
NYSE), and Tele-Communications International, Inc. (TINTA - $15.125 - NASDAQ) have created a global sports joint-venture, called Fox Sports, that will offer an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49% owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel, and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like Direc TV and the Internet.

TELEFONICA DE ESPANA (TEF - $55.625 - NYSE) is a diversified telecommunications service provider offering services to more than 15 million lines. The company also services a fast growing cellular subscriber base which now exceeds 2.0 million subscribers. We consider TEF an ideal way to invest in Latin America, with a diversified portfolio of telecommunications operators in the region. Its portfolio of publicly traded Latin American companies includes: Compania de Telefonos de Chile, Telefonica de Argentina S.A. and Compania Peruana de Telefonos. TEF also holds interests in non-public Latin American telecom operators in Mexico, Colombia, Puerto Rico, Uruguay and Venezuela. The company's long-term strategy is to create a Pan-American network, leveraging the Spanish-speaking world.

TIME WARNER INC. (TWX - $38.625 - NYSE), having completed its acquisition of Turner Broadcasting, is the world's largest diversified media and publishing company. The combined companies will have more than $21 billion in revenues and control a host of powerful media brands, such as CNN, Warner Brothers film, HBO, and Time magazine. Under the leadership of chairman Gerald Levin and vice-chairman Ted Turner, Time Warner is now focused on reducing debt and simplifying its capital structure. Achievement of both goals would be greatly aided by a successful restructuring of the Time Warner Entertainment partnership with U.S. West Media Group. Further, Time Warner's upcoming holiday film, SPACE JAM, starring Michael Jordan and Bugs Bunny, has the potential to be a blockbuster hit.

VIACOM INC. (VIA - $35.25 - ASE; VIA'B - $35.50 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce debt and is focusing on the global expansion of its media franchises. The company has divested its cable systems subsidiary in a transaction with Tele-Communications Inc. which has reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about 4%. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.


MULTIMEDIA TRUST SHARE BUYBACK

        At a special meeting of the Board of Directors on July 3, 1996, the Board authorized the repurchase of up to 500,000 shares of the Multimedia Trust's outstanding shares. The Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. Through September 30, 1996, 170,000 shares were repurchased in the open market.


INTERNET

        You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

IN CONCLUSION

        As always, we are focusing on the individual stocks in the Multimedia Trust's portfolio. By concentrating on niche industry groups and individual companies that can do well independent of prevailing economic and broad market trends, we believe we are well-positioned to prosper, even in a less generous market environment. Our investment philosophy is simple and straightforward: buying good businesses cheap will generate consistently superior returns.

        In closing,  we thank you for your confidence in our investing abilities
and  will  strive  to  achieve  our  shared   investment   objective  of  strong
risk-adjusted returns.


                                   Sincerely,

                                   /s/ Mario J. Gabelli
                                   --------------------------------------
                                   MARIO J. GABELLI, CFA
                                   President and Chief Investment Officer


November 1, 1996

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1996
                               ------------------

Home Shopping Network, Inc.
TCI/Liberty Media Group
Telecomunicacoes Brasileiras SA (Telebras)
Telefonica de Espana
Viacom Inc.
Grupo Televisa S.A.
Seagram Company Ltd.
Time Warner Inc.
Pacific Telecom, Inc.
Renaissance Communications

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
PORTFOLIO OF INVESTMENTS  --  SEPTEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 MARKET
    SHARES                                                        VALUE
    ------                                                        -----
              COMMON STOCKS -- 88.1%

              COPYRIGHT/CREATIVITY COMPANIES -- 52.7%

              ADVERTISING -- 0.0%
        200   Havas Advertising, S.A......................     $    21,077
        200   Publicis SA.................................          17,241
                                                               -----------
                                                                    38,318
                                                               -----------
              BROADCASTING -- 13.0%
     35,000   Ackerley Communications, Inc................       1,168,125
      7,000   BHC Communications, Inc., Class A...........         684,250
      3,000   British Sky Broadcasting Group,
               Sponsored ADR..............................         165,000
     19,875   Can West Global Communications Corp.........         194,045
      2,000   Carlton Communications plc,
               Sponsored ADR..............................          76,750
      1,040   CEP Communications..........................          76,600
     16,758   Chris-Craft Industries, Inc.................         699,647
      1,000   Clear Channel Communications, Inc.+.........          88,500
     15,000   Cox Radio Inc., Class A.....................         328,125
        500   Emmis Broadcasting Corporation,
               Class A....................................          23,125
        200   Europe 1 Communication......................          40,914
        750   Evergreen Media Corporation, Class A+.......          23,437
        500   EZ Communications, Inc., Class A+...........          22,000
      5,000   General Electric Company....................         455,000
      5,000   Granite Broadcasting Corporation+...........          71,250
     40,000   Gray Communications Systems, Inc.,
               Class B....................................         725,000
      5,000   Grupo Radio Centro, S.A. de CV..............          41,250
        500   Heftel Broadcasting Corporation,
               Class A+...................................          21,812
      4,000   Heritage Media Corporation, Class A+........          75,500
        750   Infinity Broadcasting Corporation,
               Class A+...................................          23,625
        500   Jacor Communications, Inc.+.................          17,250
        700   LaGardere Groupe............................          17,290
     25,000   LIN Television Corporation+.................       1,025,000
        400   Metropole TV M6 S.A.+.......................          36,381
      4,000   Multi-Market Radio, Inc., Class A+..........          51,000
     30,000   New World Communications Group
               Incorporated, Class A......................         693,750
      1,100   Nippon Television Broadcasting..............         340,588
      7,500   NTN Communications Inc.+....................          35,156
      5,000   Osborn Communications Corporation+..........          74,375
     15,000   Paxson Communications Corporation,
               Class A+...................................         168,750
     50,000   Renaissance Communications Corporation......       1,762,500
        781   SAGA Communications, Inc., Class A+.........          17,475
      2,000   Scandinavian Broadcasting System S.A.+......          45,000
      1,000   SFX Broadcasting, Inc., Class A+............          45,500
      1,000   Silver King Communications, Inc.+...........          23,500
     12,500   Sistem Televisyen Malaysia Berhad...........          25,933
     12,500   Sistem Televisyen Malaysia Berhad,
               Class A+ ..................................          22,841
     50,000   Television Broadcasting Ltd. ORD............         185,892
      2,000   Television Francaise 1......................         222,007
     40,000   Tokyo Broadcasting System...................         649,764
     99,000   United International Holdings, Inc.,
               Class A+...................................       1,348,875
     40,000   Westinghouse Electric Corp..................         745,000
                                                               -----------
                                                                12,557,782
                                                               -----------
              CABLE -- 6.8%
      1,000   Audiofina...................................          44,323
      3,000   BET Holdings, Inc., Class A+................          86,250
     25,000   Flextech plc+...............................         211,079
     23,100   Gaylord Entertainment Company, Class A......         522,638
     80,000   Home Shopping Network, Inc.+................         830,000
      3,000   International CableTel Incorporated+........          76,875
     60,000   International Family Entertainment, Inc.,
               Class B+...................................         982,500
     75,000   Tele-Communications, Inc./Liberty Media
               Group, Class A+............................       2,146,875
     45,000   Tele-Communications International, Inc.,
               Class A+...................................         680,625
     10,000   United Television, Inc......................         962,500
                                                               -----------
                                                                 6,543,665
                                                               -----------
              ENTERTAINMENT PRODUCTION -- 2.9%
      5,000   All American Communications Inc.+...........          56,250
     20,000   All American Communications Inc.,
               Class B+...................................         170,000
     10,000   Ascent Entertainment Group Inc.+ ...........         237,500
     15,000   CANAL+, Sponsored ADR.......................         737,657
      4,000   Cinar Films Inc., Class B+..................         104,250
     14,000   Cinergi Pictures Entertainment Inc.+........          28,000
      2,000   DMX Inc.+...................................           3,625
     13,000   EMI Group plc...............................         268,710
      2,360   Fisher Companies Inc........................         236,000
      7,000   Grammy Entertainment plc....................          83,715
      3,500   Granada Group plc...........................          46,915
     10,000   GTECH Holdings Corporation+.................         321,250
      1,000   Harvey Entertainment Company+...............           8,125
     10,000   Katz Media Group Inc.+......................          88,750
      1,000   Lancit Media Productions, Ltd.+.............          10,500
        300   NRJ SA......................................          35,742
        877   People's Choice TV Corporation+.............          12,497
     20,000   Savoy Pictures Entertainment Inc.+..........          50,000
    100,000   Shaw Brothers (Hong Kong) Ltd...............         102,806

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)  --  SEPTEMBER 30, 1996
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                MARKET
    SHARES                                                       VALUE
    ------                                                       -----

              COMMON STOCKS (CONTINUED)

              COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)

              ENTERTAINMENT PRODUCTION (CONTINUED)
     20,000   Spelling Entertainment Group, Inc.+.........      $  150,000
      3,250   THORN plc, ADR..............................          73,531
      1,700   Tring International Group...................             399
                                                               -----------
                                                                 2,826,222
                                                               -----------

              GAMING -- 1.6%
      3,000   Bay Meadows Operating Company...............          59,625
      2,500   Churchhill Downs Incorporated...............          96,250
     16,000   Hilton Hotels Corporation...................         454,000
     17,000   ITT Corporation, New+.......................         741,625
     50,000   Ladbroke Group plc..........................         163,934
      2,500   Quintel Entertainment Inc.+.................          19,375
                                                               -----------
                                                                 1,534,809
                                                               -----------

              GLOBAL MEDIA AND ENTERTAINMENT -- 11.7%
     70,000   Grupo Televisa S.A., GDR....................       2,021,250
     25,000   Havas, Sponsored ADR........................         402,441
      6,000   Metromedia International Group Inc.+........          63,750
     21,000   News Corporation Limited, ADR...............         357,000
     21,000   News Corporation Limited, ADS...............         438,375
      2,000   PolyGram NV.................................         111,500
     52,500   Seagram Company Ltd.........................       1,962,188
      1,000   Sony Corporation, ADR.......................          63,625
     50,000   Time Warner Inc.............................       1,931,250
     20,000   Turner Broadcasting System, Inc.,
               Class A....................................         570,000
     55,000   Viacom Inc., Class A........................       1,938,750
     22,000   Walt Disney Company.........................       1,394,250
                                                               -----------
                                                                11,254,379
                                                               -----------

              INFORMATION PUBLISHING -- 1.3%
      2,500   Berlitz International Inc.+.................          55,937
     20,000   Data Broadcasting Corporation+..............         182,500
     17,000   Dun & Bradstreet Corp.......................       1,013,625
        500   Scholastic Corporation+.....................          36,250
                                                               -----------
                                                                 1,288,312
                                                               -----------

              PUBLISHING -- 11.7%
     10,500   American Media Inc., Class A+...............          56,438
     10,000   Arnoldo Mondadori Editore SpA...............          72,542
      5,700   Belo (A.H.) Corporation.....................         196,650
      2,500   Central Newspapers, Inc., Class A...........          95,313
      4,000   Dow Jones & Company Inc. ...................         148,000
        700   Filipacchi Medias...........................         141,302
     30,000   Golden Books Family Entertainment, Inc.+....         348,750
      5,250   Gray Communications Systems Inc.............         106,312
      2,000   Harcourt General, Inc.......................         110,500
     28,000   Harte-Hanks Communications Inc..............         780,500
      7,000   Houghton Mifflin Company....................         329,875
     60,639   Independent Newspapers plc ORD..............         316,014
     11,000   Knight-Ridder, Inc..........................         407,000
     10,000   K-III Communications Corp.+.................         103,750
     20,000   Lee Enterprises, Incorporated...............         457,500
     12,000   Media General, Inc., Class A................         378,000
     20,000   Meredith Corporation........................         987,500
     60,000   Nation Publishing Group Company Ltd.........         204,174
    100,000   New Straits Times Press Berhad..............         526,631
    100,000   Oriental Press Group ORD+...................          48,493
     10,000   Playboy Enterprises, Inc., Class B+.........         123,750
     80,000   Post Publishing Company Ltd.................         232,892
     45,000   Providence Journal Company, Class A+........       1,321,875
     25,000   Pulitzer Publishing Company.................       1,428,125
      7,500   Reader's Digest Association, Inc.,
               Class B....................................         282,188
     60,000   Singapore Press Holdings, Ltd...............       1,095,170
    600,000   South China Morning Post Holdings ORD.......         446,140
        300   SPIR Communication..........................          27,228
      3,500   Thomas Nelson Inc...........................          38,062
      4,000   Times Mirror Company, Class A...............         178,000
     50,000   Times Publishing Ltd........................         108,665
        200   Wiley (John) & Sons, Inc., Class A..........           5,750
      1,000   Wolters Kluwer NV...........................         125,870
                                                               -----------
                                                                11,228,959
                                                               -----------

              SOFTWARE -- 3.7%
      3,000   Activision Inc.+............................          42,375
      7,000   BBN Corporation+............................         119,875
     2,000    Electronic Arts Inc.+.......................          74,750
      5,000   Excaliber Technologies Corporation..........          85,000
     20,000   H&R Block Inc...............................         595,000
     12,000   Intel Corporation...........................       1,145,250
     11,000   Microsoft Corporation+......................       1,450,625
        200   NetCom ASA+.................................           1,954
        200   Netscape Communications Corporation+........           9,275
      5,000   Novell Inc.+................................          55,000
        100   Pixar Inc.+.................................           1,625
      1,500   Spectrum HoloByte, Inc.+....................           9,750
                                                               -----------
                                                                 3,590,479
                                                               -----------
TOTAL COPYRIGHT/CREATIVITY COMPANIES .....................      50,862,925
                                                               -----------

              DISTRIBUTION COMPANIES -- 35.4%

              CABLE -- 3.5%
      3,000   Bell Cablemedia plc, ADR+...................          50,250
     32,000   Cablevision Systems Corporation,
               Class A+...................................       1,392,000

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)  --  SEPTEMBER 30, 1996
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                MARKET
    SHARES                                                       VALUE
    ------                                                      ------
              COMMON STOCKS (CONTINUED)

              DISTRIBUTION COMPANIES (CONTINUED)

              CABLE (CONTINUED)
     12,000   Comcast Corporation, Class A................      $  184,500
      1,000   Comcast Corporation, Class A Special........          15,375
      3,000   Comcast U.K. Cable Partners Limited,
               Class A+...................................          30,375
      4,000   General Cable Corporation plc, ADR+.........          55,500
      2,000   NYNEX CableComms Group plc, ADR+............          30,500
      6,000   Rogers Communications, Inc., Class B+.......          36,000
      5,000   Telewest Communications plc, Sponsored
               ADR+.......................................          93,125
     85,000   Tele-Communications, Inc., Class A+.........       1,269,688
      5,000   Videotron Groupe............................          38,906
      9,000   Videotron Holdings plc, ADR+................         153,000
        100   Wireless One Inc.+..........................           1,475
                                                               -----------
                                                                 3,350,694
                                                               -----------
              COMMERCIAL SERVICES -- 0.1%
      2,500   Department 56, Inc..........................          62,188
                                                               -----------

              ENTERTAINMENT DISTRIBUTION -- 2.1%
    150,000   Cineplex Odeon Corporation+.................         225,000
     23,000   GC Companies, Inc.+.........................         828,000
      2,500   Lodgenet Entertainment Corporation+.........          30,625
     19,500   Shaw Communications Inc.,
               Class B, Conv..............................         126,684
     45,000   US WEST Media Group+........................         759,375
                                                               -----------
                                                                 1,969,684
                                                               -----------

              EQUIPMENT -- 0.6%
      6,000   General Instrument Corporation..............         148,500
      6,000   Lucent Technologies, Inc....................         275,250
      1,000   Northern Telecom Limited....................          57,750
        800   Omnipoint Corporation+......................          23,300
      1,000   Philips Electronics N.V., New York..........          35,875
      2,000   Scientific-Atlanta, Inc.....................          31,750
                                                               -----------
                                                                   572,425
                                                               -----------

              INTERNATIONAL TELEPHONE -- 11.8%
     83,000   BC TELECOM Inc..............................       1,660,305
     18,000   BCE Inc.....................................         769,500
      5,000   BHI Corporation.............................          93,750
     28,000   Cable & Wireless plc, Sponsored ADR.........         584,500
     13,000   Compania de Telecomunicaciones
               de Chile SA, Sponsored ADR.................       1,256,125
        500   CPT Telefonica del Peru, ADR................          11,438
    220,000   CPT Telefonica del Peru, Class B+...........         496,774
         50   DDI Corp....................................         404,308
      6,000   GST Telecommunications, Inc.+...............          68,250
         20   Japan Telecom Co., Ltd......................         495,400
         10   Nippon Telegraph & Telephone Corp...........          73,592
      1,100   PT Indonesia Satellite, ADR.................          36,300
      1,000   PT Telekomunikasi Indonesia+................          31,125
      1,800   Telecom Argentina Stet-France Telecom
               S.A., Sponsored ADR........................          72,675
      1,000   Telecom Corporation of New Zealand Ltd.,
               ADR........................................          75,750
    275,000   Telecom Italia SpA..........................         611,109
     26,500   Telecomunicacoes Brasileiras SA (Telebras),
               Sponsored ADR..............................       2,080,250
      3,000   Telefonica de Argentina S.A., Sponsored
               ADR........................................          74,625
     37,000   Telefonica de Espana, Sponsored ADR.........       2,058,125
     14,000   Telefonos de Mexico SA, Class L, ADR........         449,750
                                                               -----------
                                                                11,403,651
                                                               -----------

              TELECOMMUNICATIONS -- 4.3%
     12,000   AT&T Corp. .................................         627,000
      2,000   Bruncor Inc.................................          40,007
      1,000   Hellenic Telecommunications Organization
               S.A. (OTE) ................................          16,829
      3,000   NewTel Enterprises Limited..................          50,321
     64,200   Pacific Telecom, Inc. (a)...................       1,926,000
      3,000   Philippine Long Distance Telephone
               Company+...................................         187,500
      3,000   Quebec-Telephone............................          48,669
     25,000   Sprint Corporation..........................         971,875
      6,750   Tel-Save Holdings, Inc.+....................         194,062
                                                               -----------
                                                                 4,062,263
                                                               -----------

              US REGIONAL OPERATORS -- 2.4%
      4,000   Cincinnati Bell Inc.........................         212,000
     38,000   C-TEC Corporation, Class B+.................         969,000
     20,000   GTE Corporation.............................         770,000
      1,000   Pacific Telesis Group Inc...................          33,625
        800   Teleport Communications Group Inc.,
               Class A+...................................          18,900
     10,000   US WEST Communications Group................         297,500
                                                               -----------
                                                                 2,301,025
                                                               -----------

              WIRELESS COMMUNICATIONS -- 10.6%
      7,500   AirTouch Communications Inc.+...............         207,188
     14,141   AirTouch Communications Inc., Class B+......         403,019
      9,082   AirTouch Communications Inc., Class C+......         431,395
      6,000   American Paging Inc.+.......................          34,500
     10,000   American Portable Telecom, Inc.+............         101,250
        100   Asia Satellite Telecommunications
               Holdings Ltd., Sponsored ADR+..............           2,687

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)  --  SEPTEMBER 30, 1996
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                 MARKET
    SHARES                                                        VALUE
    ------                                                       ------
              COMMON STOCKS (CONTINUED)

              DISTRIBUTION COMPANIES (CONTINUED)

              WIRELESS COMMUNICATIONS (CONTINUED)
      6,500   BCE Mobile Communications Inc.+.............     $   212,333
        825   CAI Wireless Systems, Inc.+.................           5,981
      7,000   Cellular Communications, Inc., Class A+.....         178,500
    105,000   Centennial Cellular Corp., Class A..........       1,430,625
     25,000   Century Telephone Enterprises, Inc..........         859,375
     37,000   COMSAT Corporation, Series 1................         837,125
      7,200   EchoStar Communications Corporation,
               Class A+...................................         196,200
     15,000   General Motors Corporation, Class H.........         866,250
      1,000   Globalstar Telecommunications+..............          51,500
        151   Heartland Wireless Communications, Inc.+....           3,813
      3,000   Loral Space & Communications Ltd............          47,250
     25,000   NEXTEL Communications, Inc., Class A+.......         462,500
      7,000   Orion Network Systems, Inc.+................          67,375
      5,000   PanAmSat Corporation+.......................         139,062
      2,000   Pittencrieff Communications, Inc.+..........          10,750
      1,000   Qualcomm, Inc.+.............................          42,500
     25,000   Rogers Cantel Mobile Communications, Inc.,
               Class B+...................................         493,750
      5,000   Rural Cellular Corp., Class A+..............          52,500
    600,000   Telecom Italia Mobile SpA...................       1,331,359
     25,000   Telephone and Data Systems, Inc.............       1,006,250
      8,000   360(degree)Communications Company+..........         188,000
     22,000   Total Access Communications plc+............         162,800
     10,000   U.S. Cellular Corporation+..................         302,500
      5,000   U.S. Satellite Broadcasting Co., Inc.+......         116,250
      1,000   WinStar Communications Inc.+................          16,625
                                                               -----------
                                                                10,261,212
                                                               -----------
TOTAL DISTRIBUTION COMPANIES .............................      33,983,142
                                                               -----------
TOTAL COMMON STOCKS ......................................      84,846,067
                                                               -----------

              PREFERRED STOCKS -- 0.3%

              BROADCASTING -- 0.2%
      2,000   Granite Broadcasting Corporation,
               $1.938, Conv. Pfd..........................         151,000
                                                               -----------
              CABLE -- 0.0%
      2,500   Cablevision Systems Corporation,
               Series 1, 8.500%, Conv. Pfd................          61,563
                                                               -----------
              ENTERTAINMENT -- 0.1%
      4,000   AMC Entertainment, Inc.,
               $1.75, Conv. Pfd...........................         120,000
                                                               -----------
TOTAL PREFERRED STOCKS ...................................         332,563
                                                               -----------

              COMMON STOCK WARRANTS AND RIGHTS -- 0.1%
        640   CEP Communications, Warrants,
               expires 12/31/1997+........................           1,203
     42,500   Jacor Communications, Inc., Warrants,
               expires 09/18/2001+........................         116,875
     10,000   Oriental Press Group, Warrants,
               expires 10/02/1998+........................               0
                                                               -----------
TOTAL COMMON STOCK WARRANTS AND RIGHTS ...................         118,078
                                                               -----------
   PRINCIPAL
    AMOUNT
   ---------
              CORPORATE BONDS -- 2.0%

              CABLE -- 1.9%
 $1,500,000   Home Shopping Network, Inc., Conv. Sub.
               Deb., 5.875% due 03/01/2006................       1,541,250
    300,000   Tele-Communications International, Inc.
               Conv. Sub. Deb., 4.500% due
               02/15/2006.................................         244,875
                                                               -----------
                                                                 1,786,125
                                                               -----------

              ENTERTAINMENT PRODUCTION -- 0.1%
    100,000   Viacom Inc., Sub. Deb., 8.000%
               due 07/07/2006.............................          93,500
                                                               -----------

              EQUIPMENT -- 0.0%
     22,000   Trans-Lux Corporation, Conv. Deb.,
               9.000% due 12/01/2005 .....................          22,770
                                                               -----------
TOTAL CORPORATE BONDS ....................................       1,902,395
                                                               -----------

              U.S. TREASURY BILLS -- 9.9%
  9,623,000   4.940% to 4.990%++ due
               10/03/1996 - 11/14/1996....................       9,586,893
                                                               -----------
TOTAL INVESTMENTS (COST $84,849,473) (B) ........   100.4%      96,785,996
OTHER ASSETS AND LIABILITIES (NET) ..............   (0.4)         (384,605)
                                                   -----       -----------
NET ASSETS                                         100.0%      $96,401,391
                                                   =====       ===========
NET ASSET VALUE ($96,401,391 / 11,356,548
   SHARES OUTSTANDING) ...................................           $8.49
                                                                     =====
------------------
(a) Security fair valued by the Board of Directors.
(b) Aggregate cost for Federal tax purposes was $84,849,473. Net unrealized appreciation for Federal tax purposes was $11,936,523 (gross unrealized
    appreciation   was  $14,469,672  and  gross   unrealized   depreciation  was
    $2,533,149).
  + Non-income producing security.
 ++ Represents annualized yield at date of purchase.
    ADR-American Depositary Receipt
    ADS-American Depositary Share
    GDR-Global Depositary Receipt
    ORD-Ordinary Share

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN
        It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account.
Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                       The Gabelli Global Multimedia Trust
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

        Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

        SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State
Street
Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

        If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

        The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

        The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

        The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

        The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

        Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

        For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
One Corporate Center
Rye, NY 10580-1434
914-921-5070
http://www.gabelli.com

                            ------------------------
                                First Class Mail
                                  U.S. Postage
                                      PAID
                                    Rye, NY
                                 Permit No. 109
                            ------------------------

                              Third Quarter Report
                              September 30, 1996

                              09/96